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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

       Date of Report (Date of earliest event reported): January 18, 2006

                          MERRILL LYNCH DEPOSITOR, INC.
                    (ON BEHALF OF PPLUS TRUST SERIES DCNA-1)
             (Exact name of registrant as specified in its charter)

         DELAWARE             001-32201                    13-3891329
     (State or other        (Commission                (I. R. S. Employer
     jurisdiction  of        File Number)              Identification No.)
      incorporation)

  WORLD FINANCIAL CENTER,                                     10080
    NEW YORK, NEW YORK                                     (Zip Code)
   (Address of principal
    executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                      INFORMATION TO BE INCLUDED IN REPORT

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

            Not applicable.

SECTION 2.  FINANCIAL INFORMATION

            Not applicable.

SECTION 3.  SECURITIES AND TRADING MARKETS

            Not applicable.

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

            Not applicable.

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

            Not applicable.

SECTION 6.  ASSET-BACKED SECURITIES

            Not applicable.

SECTION 7.  REGULATION FD

            Not applicable.

SECTION 8.  OTHER EVENTS

     ITEM 8.01  OTHER EVENTS

          99.1 Distribution to holders of the PPLUS Trust Certificates Series DCNA-1 on January 18, 2006.

                        For information with respect to the underlying
                securities held by PPLUS Trust Series DCNA-1, please refer to DaimlerChrysler AG's (Commission file number 001-14561) periodic reports, including reports on Form 20-F and Form 6-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer and underlying securities guarantor have filed electronically with the SEC.

                        Although we have no reason to believe the information
                concerning the underlying securities, the underlying securities guarantee, the underlying securities guarantor or the underlying securities issuer contained in the underlying securities guarantor's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer or the underlying securities guarantor (including, without limitation, no investigation as to their respective financial condition or creditworthiness) or of the underlying securities or the underlying securities guarantee has been made. You should obtain and evaluate the same information concerning the underlying securities issuer and underlying securities guarantor as you would obtain and evaluate if you were investing directly in the underlying securities and the underlying securities guarantee or in other securities issued by the underlying securities issuer or the underlying securities guarantor. There can be no assurance that events affecting the underlying securities, the underlying securities guarantee, the underlying securities issuer or the underlying securities guarantor have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.
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SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

     ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (a)  Financial statements of business acquired.

                Not Applicable.

           (b)  Pro forma financial information.

                Not Applicable.

           (c)  Shell company transactions.

                Not applicable.

           (d)  Exhibits.

                99.1 Trustee's report in respect of the January 18, 2006 distribution to holders of the PPLUS Trust Certificates Series DCNA-1.

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                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            MERRILL LYNCH DEPOSITOR, INC.

         Date: January 30, 2006             By:    /s/ Zvi Gillon
                                                   ------------------------
                                            Name:  Zvi Gillon
                                            Title: Vice President

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                                  EXHIBIT INDEX

                99.1 Trustee's report in respect of the January 18, 2006 distribution to holders of the PPLUS Trust Certificates Series DCNA-1.